325-P2 07/25

TEMPLETON GLOBAL INVESTMENT TRUST

SUPPLEMENT DATED JULY 31, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MAY 1, 2025 OF

TEMPLETON GLOBAL BALANCED FUND (THE “FUND”)

1.

Effective October 1, 2025, the name of the Fund will change from “Templeton Global Balanced Fund” to “Templeton Global Dynamic Income Fund.” Therefore, effective on that date, all references to the Fund’s name in the Fund’s Summary Prospectus, Prospectus and SAI are changed to “Templeton Global Dynamic Income Fund.”

2.

Effective October 1, 2025, the Fund will begin employing a managed distribution policy. Therefore, effective on that date, the following is added as the last paragraph in the “Fund Summary – Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus:

Under normal market conditions, the Fund employs a managed distribution policy that is designed to provide shareholders with regular distributions from their investment. Under this policy, the Fund distributes twelve monthly payments of equal amounts per share throughout each calendar year to enable shareholders to estimate the distributions they will receive from the Fund; however, the twelfth monthly payment may be greater than the initially anticipated amount if additional income or capital gains are required to be distributed.

At the end of each calendar year, the investment manager will determine if an adjustment should be made to the monthly rate, based on, among other factors, the Fund’s capital market expectations, current and forecasted macroeconomic conditions, including relevant interest rate environments and its dividend projections. The adjusted distribution rate would be applied in January of the following year.

3.	Effective October 1, 2025, the following is added after “Management” risk in the “Fund Summary – Principal Risks” section in the Fund’s Summary Prospectus and Prospectus:

Managed Distribution Policy: The Fund’s monthly payments under the managed distribution policy may reduce the amount of assets available for investment by the Fund, even if the Fund’s assets grow over time. In addition, the Fund may return capital to shareholders (i.e., a return of all or part of a shareholder’s original investment). Fund shareholders are expected to receive a monthly distribution that is set in advance and based on the net asset value of the Fund at the time that the rate is determined. The distribution rate will vary by share class based on differences in class expenses, multiplied by the number of shares owned on the record date; therefore, redemptions from a shareholder’s account will reduce future distributions. The managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share or a fixed percentage of a shareholder’s current account value.

The annual distribution rate is subject to change at the discretion of the Board of Trustees. There can be no assurance or guarantee that the Fund will provide a fixed stable level of distributions at any time or over any period of time. It is possible to lose money by investing in the Fund notwithstanding the managed distribution policy.

4.	Effective October 1, 2025, the following is added at the end of the “Fund Details – Principal Investment Policies and Practices” section of the Fund’s Prospectus:

Under normal market conditions, the Fund employs a distribution policy that is designed to provide shareholders with regular distributions from their investment. Under this policy, the Fund distributes twelve monthly payments of equal amounts per share throughout each calendar year to enable shareholders to estimate the distributions they will receive from the Fund; however, the twelfth monthly payment may be greater than the initially anticipated amount if additional income or capital gains are required to be distributed.

Regular monthly distributions will be paid to shareholders under the managed distribution policy in any given year regardless of the performance of the Fund. These payments may include income and capital gains generated by the underlying securities in the portfolio, as well as a possible return on capital component, if necessary, to meet the annual distribution rate.

The Fund does not guarantee a level of income or principal at any time. In addition, there can be no assurance or guarantee that the Fund will provide a fixed stable level of distributions at any time or over any period of time.

5.	Effective October 1, 2025, the following is added after “Management” risk in the “Fund Details – Principal Risks” section of the Fund’s Prospectus:

Managed Distribution Policy: The Fund’s monthly payments under the managed distribution policy may reduce the amount of assets available for investment by the Fund, even if the Fund’s assets grow over time. In addition, the Fund may return capital to shareholders (i.e., a return of all or part of a shareholder’s original investment). Fund shareholders are expected to receive a monthly distribution that is set in advance and based on the net asset value of the Fund at the time that the rate is determined. The distribution rate will vary by share class based on differences in class expenses, multiplied by the number of shares owned on the record date; therefore, redemptions from a shareholder’s account will reduce future distributions. The managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share or a fixed percentage of a shareholder’s current account value.

6.	Effective October 1, 2025, the following replaces the first paragraph under the “Fund Details – Distributions and Taxes – Income and Capital Gain Distributions” section of the Fund’s Prospectus:

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay income dividends monthly from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution may vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value (NAV) unless you elect to receive them in cash.

7.	Effective October 1, 2025, the following replaces the first paragraph of the “Distributions and Taxes – Distributions” section of the Fund’s SAI:

The Fund intends to declare and pay income dividends monthly from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution may vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in October, November or December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Please retain this supplement for future reference.

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